Execution Copy

                                                                Document No. P-5






                               PVNGS CAPITAL TRUST









                            VARIABLE RATE TRUST NOTES



                              PVNGS NOTE AGREEMENT



                            Dated as of July 31, 1998




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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   AUTHORIZATION OF ISSUE OF NOTES..........................................1

2.   PURCHASE AND SALE OF NOTES...............................................1

3.   CONDITIONS OF CLOSING....................................................2
     3A.   Notes..............................................................2
     3B.   Representations and Warranties; No Default.........................2
     3C.   Trust Agreement in Effect..........................................2
     3D.   No Material Adverse Change.........................................2
     3E.   Purchase Permitted By Applicable Laws..............................2
     3F.   Proceedings........................................................2

4.   PREPAYMENTS; ADDITIONAL DRAWDOWNS........................................2
     4A.   Scheduled Mandatory Prepayments....................................3
     4B.   Unscheduled Mandatory Prepayments..................................3
     4C.   Optional Prepayments...............................................3
     4D.   Notice of Optional Prepayment......................................3
     4E.   Retirement of Notes................................................4
     4F.   Additional Drawdowns...............................................4
     4G.   Interest Rebate....................................................4

5.   COVENANTS................................................................5
     5A.   Statements and Other Reports.......................................5
     5B.   Inspection of Property.............................................5
     5C.   Existence..........................................................5
     5D.   Payment of Taxes and Claims........................................5

6.   EVENT OF DEFAULT.........................................................5
     6A.   Acceleration.......................................................6
     6B.   Other Remedies.....................................................6
     6C.   Nature of Obligation...............................................6
     6D.   No Contest; Waiver, etc............................................6

7.   REPRESENTATIONS, COVENANTS AND WARRANTIES................................7
     7A.   Organization.......................................................7
     7B.   Authorization......................................................7
     7C.   Actions Pending....................................................7
     7D.   Title to Properties................................................7
     7E.   Conflicting Agreements and Other Matters...........................7
     7F.   Offering of Notes..................................................8
     7G.   Regulation G, Etc..................................................8
     7H.   Governmental Consent...............................................8


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                                                                            Page
                                                                            ----


8.   COVENANTS OF THE TRUSTEE IN ITS INDIVIDUAL CAPACITY......................8

9.   REPRESENTATIONS AND COVENANTS OF EACH PURCHASER..........................8
     9A.   Purchase not for Distribution......................................8
     9B.   No ERISA Funds.....................................................8
     9C.   Notice of Reset....................................................9

10.  DEFINITIONS..............................................................9

11.  MISCELLANEOUS...........................................................10
     11A.  Course of Dealing.................................................10
     11B.  Persons Deemed Owners.............................................10
     11C.  Survival of Representations and Warranties; Entire Agreement......10
     11D.  Successors........................................................10
     11E.  Disclosure to Other Persons.......................................10
     11F.  Notices...........................................................11
     11G.  Limitation of Liability and Trustee's Obligations.................11
     11H.  Descriptive Headings..............................................11
     11I.  Governing Law.....................................................11
     11J.  Counterparts......................................................11

ANNEX

Annex I  - Note Information


EXHIBITS

Exhibit A - Form of Note

     Schedule I - Principal Prepayment Schedule

     Schedule II - Prepayment Premium Schedule

Exhibit B - Form of Notice of Reset

Exhibit C - Sample Interest Rate Reset Calculation


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                               PVNGS CAPITAL TRUST
                       c/o The Bank of New York (Delaware)
                                White Clay Center
                             Newark, Delaware 19711
                              Phone: (302) 451-2500

                                                            As of July 31, 1998

Public Service Company of New Mexico
Alvarado Square
Albuquerque, New Mexico 87158
Attention of Treasurer

Gentlemen:

         PVNGS Capital Trust, a Delaware statutory business trust (the "Trust"), hereby agrees with Public Service Company of New Mexico, a New Mexico corporation ("PNM"), as follows:

         1. AUTHORIZATION OF ISSUE OF NOTES. The governing instrument of the Trust (the Amended and Restated Declaration of Trust dated as of July 31, 1998; hereinafter, the "Trust Agreement") authorizes the Trust to issue notes under this Agreement, in substantially the form of EXHIBIT A hereto, in an aggregate principal amount equal to $419,817,809.24. The term "Notes" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note. The term "Purchaser" as used herein shall mean PNM or any registered owner of a Note and the term "Purchasers" shall mean PNM and all registered owners of Notes, in each case except as otherwise indicated. Capitalized terms used herein without definition shall have the respective meanings specified in the Trust Agreement as in effect on the date hereof.

         2. PURCHASE AND SALE OF NOTES. (a) The Trust hereby agrees to sell to PNM and, subject to the terms and conditions herein set forth, PNM hereby agrees to purchase from the Trust the Notes more particularly identified in Annex I, each at a purchase price equal to the principal amount thereof. Each Note shall bear interest from the "Interest Start Date" as set forth therein. The Trust will deliver to PNM, at the offices of Winthrop, Stimson, Putnam & Roberts at One Battery Park Plaza, New York, New York, on August 6, 1998, or on any other date upon which the Trust and PNM may mutually agree (the "Date of Closing"), the Notes registered in PNM's name in the denomination or denominations specified by PNM, against payment of the purchase price thereof.

         (b) Each Note corresponds to either one (in the case of Owner Trust No.
1) or two Trust Lessor Notes as follows: the designation given each note under the caption "Tranche Designation" on Annex I is comprised of a number followed by a "/" and one or more letters and, in two cases, a number. The letter(s) and number (if any) following the "/" correspond to the designation given the corresponding Trust Lessor Notes in Schedules I-A and I-B to the Trust
Agreement. Notwithstanding the foregoing, all Notes are equally general unsecured obligations of the Trust payable in accordance with their respective terms and this Agreement.

         3. CONDITIONS OF CLOSING. PNM's obligation to purchase and pay for the Notes on the date of closing is subject to the satisfaction, on or before the date of closing, of the following conditions:

                  3A. Notes. There shall have been delivered to PNM the appropriate Notes, duly completed and executed by the Regular Trustee on behalf of the Trust.

                  3B. Representations and Warranties; No Default. The representations and warranties of the Trust contained in paragraph 7 shall be true on and as of the date of closing and there shall exist on the date of closing no Event of Default.

                  3C. Trust Agreement in Effect. The Trust Agreement shall be in full force and effect.

                  3D. No Material Adverse Change. There shall not have occurred any condition, event or act which would materially and adversely affect the property or assets, condition (financial or otherwise) or the activities of the Trust or the ability of the Trust to repay the Notes or to perform under this Agreement.

                  3E. Purchase Permitted By Applicable Laws. The purchase of and payment for the Notes to be purchased by PNM on the date of closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Trust) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulations G, T or X of the Board of Governors of the Federal Reserve System), and shall not subject PNM to any tax, penalty, liability, or other onerous condition under or pursuant to any applicable law or governmental regulation, and PNM shall have received such certificates or other evidence as it may request to establish compliance with this condition.

                  3F. Proceedings. All proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to PNM, and PNM shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

         4. PREPAYMENTS; ADDITIONAL DRAWDOWNS. Each Note shall be subject to prepayment with respect to the required prepayments specified in paragraphs 4A and 4B, and also under the circumstances set forth in paragraph 4C. The principal amount owing on each Note may be increased from time to time under the circumstances set forth in paragraph 4F. PNM and the Trust shall jointly maintain a master schedule showing such prepayments and increases (if any) in respect of the Notes, individually and in the aggregate. Such schedule shall be updated on the date of each such prepayment or increase.

                  4A. Scheduled Mandatory Prepayments. Each tranche of Notes shall be prepaid in accordance with Schedule I attached thereto; provided, however, that if the payment of principal which is received by the Trust (the "Actual Principal Payment") on the corresponding Trust Lessor Note tranche specified on said Schedule I exceeds the principal amortization amount specified for that date on said Schedule I for such tranche of Notes, the prepayment of such Notes required to be made on that date shall be increased by an amount equal to 94% of such excess (but not by an amount greater than the outstanding principal amount of such tranche of Notes). If the Actual Principal Payment is less than the principal amortization amount specified for that date on said
Schedule I for such tranche of Notes, the required prepayment shall be reduced (but not to less than zero) by an amount equal to 94% of the shortfall. In each instance where there is an increase or reduction in the prepayment amount specified on said Schedule I, the amount of the increase or reduction, as the case may be, shall be noted on said Schedule I by the affected Purchasers.

                  4B. Unscheduled Mandatory Prepayments. Whenever (i) a Trust Lessor Note (A) is prepaid, in whole or in part, other than in accordance with its scheduled amortization, or (B) is sold by the Trust or (ii) any other debt security previously acquired by the Trust (including a Replacement Security as hereinafter defined) is sold or subject, in whole or in part, to prepayment, purchase, redemption or other unscheduled payment or distribution, the corresponding Note shall be prepaid in an amount not less than 94% of the Accrued Book Value of such Trust Lessor Note or other debt security, or relevant portion or portions thereof (or, at the option of the Trust, in a greater amount, up to 100% of the available funds received after deducting therefrom any interest or premium payable with respect to the affected Note in connection with the application of such funds) within thirty-five (35) days of the date on which the Trust receives such funds, at a redemption price equal to the principal amount of the Notes to be prepaid, together with interest accrued thereon to the date of redemption, plus the Mandatory Redemption Premium set forth on Schedule II to such Notes (except in case of a prepayment under clause (i)(A) above, in which case there shall be no premium); provided, however, that this paragraph 4B shall not apply, and no redemption shall be required, if: (i) the securities being sold are replaced by a like principal amount of non-callable debt securities (the "Replacement Securities") rated at least as high as the securities they replace, but no lower than A (or a gradation thereof), by both Moody's Investors Service, Inc. and Standard & Poor's Investor Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), (ii) the time and amount of debt service payments on such Replacement Securities (without regard to any reinvestment thereof) will permit debt service payments to be made in full on the Notes when due without regard to the adjustments permitted by
Section 4A hereof and (iii) no more than 5% of the value of such Replacement Securities and any other Replacement Securities acquired by the Trust represents securities of any one issuer or affiliates thereof.

                  4C. Optional Prepayments. A Note may be prepaid, in whole but not in part, on any interest payment date occurring on or after the date specified in Schedule II to such Note at a price equal to the outstanding principal amount of such Note, together with accrued interest thereon to the date of redemption, plus the Optional Redemption Premium, if any, set forth on such Schedule II.

                  4D. Notice of Optional Prepayment. The Trust shall give the holder of each Note notice of any prepayment pursuant to Section 4C at least five days prior to any such prepayment. Any notice given under this Section 4D may be revoked (and no prepayment shall be required) not less than twenty-four hours prior to the applicable prepayment.

                  4E. Retirement of Notes. Except as provided in this Agreement, the Notes may not be redeemed, prepaid or otherwise retired, in whole or in part, prior to their stated final maturity.

                  4F. Additional Drawdowns. In the event that a scheduled mandatory prepayment of a Note (as contemplated by Section 4A hereof) is reduced to zero, the amount, if any, that such mandatory prepayment would have been reduced below zero but for the fact that no reduction below zero is permitted, shall be treated as an Additional Drawdown as of the mandatory prepayment date and shall be recorded as such on Schedule I to such Note by the affected Purchaser. All amounts shown on Schedule I to a particular Note as Additional Drawdowns, whether because of the reduction alluded to above or because of being set forth thereon at the time of the issuance of such Note, shall be deemed to be an increase in the outstanding principal amount of the Note effective as of the date of such Additional Drawdown. Any Additional Drawdown shall first be credited to payments of interest then due and owing on the Notes before being applied to any other purpose. To the extent Additional Drawdowns are credited to payments of interest on a Note, such interest shall be deemed to be paid and no longer owing.

                  4G. Interest Rebate. In the event that a Specified Prepayment (as hereinafter defined) shall occur, then, on the date of such Specified Prepayment, the interest paid on the corresponding Note to the owner thereof during the twelve month period ending on the date of such prepayment (the "Rebate Period") shall be rebated on or before the date of such Specified Prepayment by the registered owner of such corresponding Note to the Trust to the extent (if any) of the excess of (A) the Accrued Book Value of such Trust Lessor Note over (B) the proceeds of such Specified Prepayment (or the pro rata portion of such Accrued Book Value in the event that the Trust Lessor Note in question has been prepaid in part only). In the event that a Note subject to interest rebate shall have been owned by more than one registered owner during a Rebate Period, each owner shall contribute to the required rebate pro rata in accordance with the actual interest actually received by it during such Rebate Period, however, insofar as the Trust shall be concerned, each such owner shall be liable for the amount of the rebate in question (and the Trust shall have the right to offset from amounts due on the Note in respect of which the rebate is due). In the event that an obligated owner shall fail to contribute as provided in the immediately preceding sentence, upon payment in full of the required rebate by one or more other owners, such other owners shall be subrogated to claims against the defaulting owner. "Specified Prepayment" is (i) any optional prepayment of principal of Trust Lessor Notes, (ii) any mandatory prepayment of principal pursuant to the Indenture referenced in the Trust Lessor Note in question, (iii) any purchase of the Trust Lessor Note pursuant to Section 6.8(b) of the Indenture referenced in such Trust Lessor Note and (iv) any other repayment or prepayment of principal of the Trust Lessor Note in question (it being the intent of the parties hereto that a Specified Prepayment shall not include the payment of regularly scheduled installments of principal as provided on such Trust Lessor Note). Anything in this Section 4G to the contrary notwithstanding, no rebate shall be due (I) to the extent that any excess of (A) over (B) shall have arisen from the Trust Lessor Note in question not having been paid when and as contemplated thereby and by the related Lessor Note Documentation or (II) in connection with any repayment (other than a repayment in full of the Trust Lessor Note in question) occurring during, or in connection with, a "Lease Event of Default" of the type specified in Section 15(vii) of any Facility Lease (Section 15(viii) in the case of the Facility Leases dated as of August 12, 1986) comprising part of the Lessor Note Documentation relating to the Trust Lessor Note in question.

         5.       COVENANTS.

                  5A. Statements and Other Reports. The Trust will maintain or cause to be maintained complete and accurate books of account with respect to all of the receipts, disbursements and transactions of the Trust and will deliver to the holder of the Notes, with reasonable promptness, such financial data or information as any such holder may reasonably request.

                  5B. Inspection of Property. The Trust covenants that it will permit any Person designated by a Purchaser, upon two (2) Business Days prior notice to the Regular Trustee, to visit and inspect any of the properties of the Trust, to examine the books and financial records of the Trust and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of the Trust with the officers of the Regular Trustee and the Trust's independent public accountants or other experts which it has retained, all at such reasonable times during normal business hours of the Regular Trustee and as often as a Purchaser may reasonably request.

                  5C. Existence. The Trust will (i) do or cause to be done all things necessary to preserve and keep in full force and effect the existence and rights of the Trust and to comply with all laws and government rules, regulations and orders applicable to the Trust and (ii) at all times maintain, preserve and protect all franchises, rights, licenses and other authorizations and preserve all of the property necessary for the conduct of the Trust's activities.

                  5D. Payment of Taxes and Claims. The Trust will pay all taxes, assessments and other governmental charges imposed upon any of the properties or assets of the Trust before the same become delinquent, and all claims for sums which have become due and payable and which by law have or may become a Lien or charge upon any of such properties or assets, provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted if (i) such proceedings shall suspend during their pendency the collection thereof from any Person, and (ii) none of such properties or assets or any interest therein would thereby be subject to a material risk of being sold, forfeited, confiscated, condemned or lost.

         6. EVENT OF DEFAULT. It shall be an Event of Default if the Trust defaults in the payment of principal or interest on any Note when the same shall become due by the terms thereof or by mandatory prepayment or otherwise and such default shall continue for 5 Business Days; provided, however, that, prior to the Cross-Over Date, it shall not be an Event of Default under this Agreement, and the Notes shall not be subject to acceleration, during such time as (i) PNM's senior unsecured notes are rated B2 or better by Moody's Investors Service, Inc. or B or better by Standard & Poor's, unless the Trust's failure to pay extends for more than 180 consecutive days and (ii) the Trust's non-payment in respect of a Note results from a failure by PNM to pay scheduled installments of rent under the Lessor Note Documentation relating to the corresponding Trust Lessor Note. Interest on overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest on a Note shall be paid from the due date thereof at the rate per annum equal to 1% plus the then applicable interest rate on such Note for the period during which any such principal, premium or interest shall be overdue; provided, however, that interest on overdue amounts shall be payable only to the extent the Trust shall have indefeasibly received interest on overdue amounts in respect of the Trust Lessor Note that corresponds to such Note.

                  6A. Acceleration. If an Event of Default shall have occurred, the holder of the Notes may at its option, by notice in writing to the Regular Trustee, declare all of the Notes held by such holder to be, and all of the Notes held by such holder shall thereupon be and become, immediately due and payable together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Trust.

                  6B. Other Remedies. If an Event of Default shall occur and be continuing, the holder of the Notes may proceed to protect and enforce its rights under this Agreement and such Notes by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of the Notes is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise. Anything to the contrary in the foregoing notwithstanding, no remedy which would do other than cause the liquidation of the assets of the Trust shall be available to a holder of the Notes.

                  6C. Nature of Obligation. The obligations of the Trust hereunder and under the Notes (the "Obligations") are general unsecured, unsubordinated obligations of the Trust; the holders of the obligations as such have no interest, beneficial or otherwise, in the property of the Trust. The Trust will duly and punctually pay, or cause to be paid, the principal of, and premium, if any, and interest on the Obligations in accordance with the terms thereof. Anything in this Agreement or in the Trust Agreement to the contrary notwithstanding (other than Section 11G), the right of any holder of an obligation to receive payment of the principal of, and premium, if any, and interest on or after the respective due dates thereof (as the same may be postponed in accordance with the terms of the Obligations), or to institute suit for enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  6D. No Contest; Waiver, etc. Each Purchaser (i) agrees that it will not, nor will it permit any Affiliate of such Purchaser to, (x) object to or otherwise contest, in any manner, the eligibility of the Trust under Section 109 of the Bankruptcy Code (or any successor provision) to commence, be the subject of, or be the debtor in a Chapter 11 or Chapter 7 case under the Bankruptcy Code including, but without limitation, whether or not the Trust constitutes a "person", "corporation" or "business trust" within the meaning of
Section 101 of the Bankruptcy Code (or any successor provision), or (y) seek a dismissal or conversion from Chapter 11 to Chapter 7 of any such case, (ii) to the extent permitted by applicable law, hereby waives any right it may have under Sections 1104(a)(1) and (a)(2) of the Bankruptcy Code (or any successor provision) to seek appointment of a trustee for the Trust except for reasons of fraud, dishonesty or gross incompetence, misconduct, mismanagement or irregularity in the management of the affairs of the debtor by current management (collectively, "Stipulated Cause") and, (iii) to the extent permitted by applicable law, hereby waives any right it may have under Section 1104(b) of the Bankruptcy Code (or any successor provision) to seek appointment of an examiner for the Trust other than to investigate allegations of Stipulated Cause. Without limiting the generality of Section 11B hereof, each Purchaser further agrees that it will not sell, assign or transfer any Note unless the purchaser, assignee or transferee, as the case may be, shall have expressly agreed to this Section 6D.

         7. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Trust represents, covenants and warrants:

                  7A. Organization. The Trust is a validly existing business trust duly created under the laws of the State of Delaware and under the Trust Agreement, and the Trust has the legal power to own its property and to carry out the transactions contemplated hereunder.

                  7B. Authorization. The Trust has the legal capacity to enter into this Agreement, and to issue the Notes. The execution, delivery and performance of this Agreement and the issuance of the Notes are within the powers of the Trust under the Trust Agreement. All action on the part of the Trust necessary for the authorization, execution, delivery and performance of all obligations of the Trust under this Agreement and the Notes has been taken. This Agreement and the Notes have been duly executed and delivered by, and are the legal, valid and binding obligations of, the Trust, and each is enforceable against the Trust in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors rights in general and by general principles of equity, and each is in full force and effect.

                  7C. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Trust, threatened against the Regular Trustee, as such, or the Trust, or any properties or rights of the Regular Trustee, as such, or the Trust, by or before any court, arbitrator or administrative or governmental body.

                  7D. Title to Properties. The Trust has good title to its properties and assets, subject to no Lien of any kind other than the Lien granted in Section 9.6 of the Trust Agreement.

                  7E. Conflicting Agreements and Other Matters. The Trust is not a party to any contract or agreement which might materially and adversely affect the property or assets of the Trust or the condition (financial or otherwise) of the Trust or might have a material adverse effect on the ability of the Trust to perform under this Agreement or to repay the Notes. Neither the execution nor delivery of this Agreement or the Notes nor fulfillment of nor compliance with the terms and provisions hereof and thereof will conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Trust pursuant to, the Trust Agreement (other than the Lien granted in Section 9.6 of the Trust Agreement), any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Trust is subject.

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                  7F. Offering of Notes.  Neither the Trust nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Trust for sale to, or solicited any offers to buy the Notes or any similar security of the Trust from, or otherwise approached or negotiated with respect thereto with, any Person other than PNM and neither the Trustee nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or blue sky law of any applicable jurisdiction.

                  7G. Regulation G, Etc. The Trust does not own or have any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Trust nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

                  7H. Governmental Consent. Neither the nature of the Trust, nor any of its activities or properties, nor any relationship between the Regular Trustee or the Trust and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement.

         8. COVENANTS OF THE TRUSTEE IN ITS INDIVIDUAL CAPACITY. The Bank of New York ("BNY") in its individual capacity covenants that it will, at its own cost and expense, promptly take such action as may be necessary to duly discharge any Liens on any part of the properties and assets of the Trust resulting from acts of or claims against BNY in its individual capacity arising out of events or conditions not related to or connected with the ownership and administration of the properties and assets of the Trust or any transaction contemplated by the Trust Agreement or the Notes.

         9.       REPRESENTATIONS AND COVENANTS OF EACH PURCHASER.

                  9A. Purchase not for Distribution. Each Purchaser represents, and it is specifically understood and agreed, that such Purchaser is not acquiring the Notes to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

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

                  9B. No ERISA Funds. Each Purchaser represents that no part of the funds being used by it to pay the purchase price of the Notes being purchased by it hereunder constitutes assets allocated to any separate account maintained by the Purchaser in which any employee benefit plan participates to the extent of 10% or more. For the purpose of this paragraph 9B, the term "separate account" and "employee benefit plan" shall have the respective meaning specified in section 3 of ERISA.

                  9C. Notice of Reset. Not sooner than 120 days and not later than 60 days prior to each Reset Date (as defined in the Notes) the Purchasers shall give notice, in the form attached hereto as EXHIBIT B, to each holder of Class B Securities of the Trust of such Reset Date and of such holder's right to propose that the Formula Rate be reduced by a factor specified by such holder to the Purchasers within 30 days of receipt of such notice. So long as Citicorp North America, Inc. holds any of the Class B Securities of the Trust such notice shall be sent to:

                  Citibank, N.A.
                  Global Energy & Power Group Utilities
                  399 Park Avenue
                  4th Floor, Zone 20
                  New York, New York  10043

and to:

                  Citicorp North America, Inc.
                  Asset Finance Group/Risk Manager
                  399 Park Avenue
                  6th Floor, Zone 3
                  New York, New York  10043

or to such other address or addresses as Citicorp North America, Inc. shall specify to the Purchasers. Attached as EXHIBIT C hereto is a sample interest rate reset calculation.

         10. DEFINITIONS. For the purpose of this Agreement, the terms defined in the paragraphs above shall have the respective meanings specified therein, and the following terms shall have the meanings specified below with respect thereto:

                  "Business Day" shall mean any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York, or Albuquerque, New Mexico are authorized or required by law to close.

                  "Cross-Over Date" means the date on which the Trust Lessor Notes first comprised less than 66-2/3% of the assets of the Trust.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

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

                  "Event of Default" shall mean the event specified in paragraph 6, provided that there has been satisfied any requirement in connection with such event for the lapse of time or the happening of any further condition.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

                  "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a company, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

         11.      MISCELLANEOUS.

                  11A. Course of Dealing. No course of dealing between the Trust and the holder of the Notes nor any delay in exercising any rights hereunder or under the Notes shall operate as a waiver of any rights of any holder of the Notes.

                  11B. Persons Deemed Owners. The Trust may treat the Person in whose name any Note is registered on the note register maintained by the Trustee for that purpose, as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Regular Trust shall not be affected by notice to the contrary. No Person may become a registered or beneficial holder of a Note unless (A)(I) such Person is already a holder or an Affiliate of a holder or (II)(i) the Trust and each holder of Class B Securities shall have been given at least 10 days prior written notice of the proposed transfer, (ii) the Trust and each holder of Class B Securities shall have been provided with any information concerning the proposed transferee that it shall have reasonably requested, (iii) after giving effect to such transfer, there shall be no more than twenty holders of Notes issued pursuant to this Agreement, (iv) such Person is a bank, trust company, institutional investor or other Person having a net worth (determined in accordance with generally accepted accounting practices) of at least $25,000,000 and (v) such Person shall have executed an addendum to this Agreement pursuant to which (x) it makes representations and warranties to the effect set forth in Sections 9A and 9B and (y) it agrees to be bound as a Purchaser under this Agreement (including, but without limitation, paragraph 6D hereof) to the same extent as originally named herein as such and (B) in connection with the transfer of a Note, the transferor and the transferee shall deliver an opinion of counsel that the circumstances of such transfer were not such as would subject the Notes to the provisions of Section 5 of the Securities Act or to the provisions of any securities or blue sky law of any applicable jurisdiction.

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

                  11C. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Trust in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

                  11D. Successors. All covenants and other agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors in interest of the parties hereto whether so expressed or not.

                  11E. Disclosure to Other Persons. The Trust acknowledges that the holders of the Notes may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Trust in connection with or pursuant to this Agreement to (i) such holder's directors, officers, employees, agents and professional consultants, (ii) any federal or state regulatory authority having jurisdiction over such holder, or (iii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder,
(b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such holder is a party or (d) in order to protect such holder's investment in the Notes.

                  11F. Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) or by facsimile transmission and (i) if to the holder of the Notes, addressed to such holder at such address or to the facsimile number, if applicable, as such holder shall have specified to the Trustee in writing, and (ii) if to the Trust, addressed to it at the address set forth above with a copy to the Trust c/o The Bank of New York, 101 Barclay Street, 21 West , New York, New York 10286, Attention of Corporate Trustee Administration, or, if applicable, to the facsimile number (212) 815-5915, or at such other address or facsimile number as the Trustee shall have specified to the holder of the Notes in writing. Any such written communications sent by facsimile transmission shall be confirmed promptly in writing sent by first class mail or nationwide overnight delivery service in the manner provided above.

                  11G. Limitation of Liability and Trustee's Obligations. It is expressly understood and agreed by each Purchaser that, except with respect to the covenants in Section 8, this Agreement is executed by BNY not in its corporate and individual capacity but solely as Regular Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as Regular Trustee. It is further understood and agreed that, except for a breach of a covenant in Section 8, BNY shall not be personally liable for any breach of any representation, warranty or covenant of the Regular Trustee or the Trust contained herein, in the Notes or in any of the certificates delivered hereunder and nothing herein contained shall be construed as creating any liability on BNY in its corporate and individual capacity to make any payment or to perform any covenant, agreement or undertaking contained herein, all such liability being expressly waived by each Purchaser, and that each Purchaser shall look solely to the properties and assets of the Trust for the payment of any amounts due and payable on account of the Notes and for the payment, performance, or other satisfaction of this Agreement and any claim against the Regular Trustee by reason of the transactions contemplated hereby.

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

                  11H. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  11I. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Delaware without giving effect to principles of conflicts of law.

                  11J. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Trust, whereupon this letter shall become a binding agreement between you and the Trust.


                                       Very truly yours,

                                       PVNGS CAPITAL TRUST
                                       by The Bank of New York,
                                       as Regular Trustee


                                       By:  ________________________
                                                  Van K. Brown
                                            Assistant Vice President



The foregoing Agreement is
hereby accepted as of the
date first above written.

PUBLIC SERVICE COMPANY
  OF NEW MEXICO



By:_______________________
      Mitchell J. Marzec
          Treasurer




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